Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name			Formation
1.	Colonial Realty Limited Partnership (CRLP)		Delaware
	A.	Colonial Properties Services Limited Partnership	Delaware
	B.	Colonial Properties Services, Inc. (CPSI)	Alabama
		1. Heathrow 4, LLC	Delaware
		2. Heathrow Oakmonte, LLC	Delaware
		3. The Colonnade/CLP Management LLC	Delaware
		4. Colonial CPSI Colonnade LLC	Delaware
		5. CRLP-Colonial Construction Services L.L.C.	Delaware
		6. CPSI Mizner, LLC	Delaware
		7. Montecito Mizner, LLC	Delaware
		8. CPSI St. Andrews, LLC	Delaware
		9. Montecito St. Andrews, LLC	Delaware
		10. Montecito Merritt at James Island LLC	Delaware
		11. Walkers Chapel Road, LLC	Alabama
		12. Highway 31 Alabaster, LLC	Alabama
		13. Highway 31 Alabaster Two, LLC	Alabama
		14. First Ward MB, LLC	Georgia
		15. First Ward Residential, LLC	North Carolina
		16. Forty Seven Canal Place, LLC	Alabama
		17. ACG-CPSI Canyon Creek LP	Delaware
		18. Colonial-Coscan Heathrow South, LLC	Florida
		19. Sam Ridley, LLC	Delaware
		20. Midtown Redevelopment Partners, LLC	North Carolina
		21. Colonnade Heritage Deerwood LLC	Delaware
		22. Carter Regents Park LLC	Georgia
		23. 1755 Central Park Road Condominiums, LLC	Delaware
		24. The Azur at Metrowest, LLC	Delaware
		25. Capri at Hunter’s Creek Condominuims, LLC	Delaware
		26. CPSI-UCO LLC	Alabama
		27. CPSI-UCO Spanish Oaks, LLC	Alabama
		28. CPSI-UCO Grander, LLC	Alabama
		29. CPSI-UCO Cypress Village I, LLC	Alabama
		30. CPSI_UCO Cypress Village II, LLC	Alabama
		31. CPSI-UCO Cypress Village III, LLC	Alabama
	C.	Parkway Place Limited Partnership	Alabama
	D.	Colonial Commercial Contracting LLC	Delaware
	E.	CRLP/CMS, L.L.C.	Delaware
		1. Mountian Brook, LLC	Alabama
	F.	CRLP/CMS II, L.L.C.	Delaware
		1. Inverness II, LLC	Alabama
		2. Rocky Ridge, LLC	Alabama
	G.	Heathrow E, LLC	Delaware
	H.	Heathrow F, LLC	Delaware
	I.	Heathrow 3, LLC	Delaware
	J.	Heathrow G, LLC	Delaware
	K.	Heathrow 6, LLC	Delaware

Jurisdiction of
Name			Formation
	L.	Heathrow I, LLC	Delaware
	M.	Highway 150, LLC	Alabama
	N.	600 Building Partners	Alabama
	O.	Colonial/Polar BEK Management Company	Alabama
	P.	G & I III Madison, LLC	Delaware
	Q.	G & I III Meadows, LLC	Delaware
	R.	G & I III Colony Woods, LLC	Delaware
	S.	G & I IV Cunningham LP	Delaware
	T.	Parkside Drive LLC	Tennessee
	U.	CRLP VOP, LLC	Delaware
		1. VOP Beltline Limited Partnership	Delaware
	V.	CMS Bayshore Associates Limited Partnership	Florida
	W.	CMS Palma Sola Associates Limited Partnership	Florida
	X.	CMS Brentwood, LLC	Delaware
	Y.	CMS Hendersonville, LLC	Delaware
	Z.	The Colonnade/CLP LLC	Delaware
	AA.	CRLP Durham, LP	Delaware
	BB.	CRLP Roswell, LP	Delaware
	CC.	G & I V Riverchase LLC	Delaware
	DD.	Walkers Chapel Road Two, LLC	Alabama
	EE.	ACG-CRLP Crescent Matthews LLC	Delaware
	FF.	Belterra Investors LLC	Delaware
	GG.	Park Crossing Associates LLC	Delaware
	HH.	Colonial 100/200 Owner, LLC	Delaware
		1. A-Colonial 100/200 Owner, LLC	Delaware
	II.	Colonial 300/500 Owner, LLC	Delaware
		1. A-Colonial 300/500 Owner, LLC	Delaware
	JJ.	Colonial Retail Owner, LLC	Delaware
		1. A-Colonial Retail Owner, LLC	Delaware
	KK.	Colonial Retail Development, LLC	Delaware
		1. A-Colonial Retail Development Owner, LLC	Delaware
	LL.	Colonial North Development, LLC	Delaware
		1. A-Colonial North Development Owner, LLC	Delaware
	MM.	Colonial East Development, LLC	Delaware
		1. A-Colonial East Development Owner, LLC	Delaware
	NN.	CLNL Acquisition Sub LLC	Delaware
		1. Apple REIT II Limited Partnership	Virginia
		2. Apple REIT III Limited Partnership	Virginia
		3. Apple REIT IV Limited Partnership	Virginia
		4. Apple REIT Limited Partnership	Virginia
		5. Apple REIT V Limited Partnership	Virginia
		6. Apple REIT VI Limited Partnership	Virginia
		7. Apple REIT VII Limited Partnership	Virginia
		8. Apple-CRIT Limited LLC	Delaware
		9. Apple-CRIT General LLC	Delaware
		10. Autumn Park Apartments, LLC	North Carolina

Jurisdiction of
Name		Formation
	11. CAC II Limited Partnership	Virginia
	12. CAC II Special General LLC	Delaware
	13. CAC II Special Limited LLC	Delaware
	14. CAC III Limited Partnership	Virginia
	15. CAC III Special General LLC	Delaware
	16. CAC III Special Limited LLC	Delaware
	17. CAC IV Limited Partnership	Virginia
	18. CAC IV Special General LLC	Delaware
	19. CAC IV Special Limited LLC	Delaware
	20. CAC Limited Partnership	Virginia
	21. CAC Special General LLC	Delaware
	22. CAC Special Limited LLC	Delaware
	23. CAC V Limited Partnership	Virginia
	24. CAC V Special General LLC	Delaware
	25. CAC V Special Limited LLC	Delaware
	26. CAC VI Limited Partnership	Virginia
	27. CAC VI Special General, Inc.	Virginia
	28. CAC VI Special Limited LLC	Delaware
	29. CAC VII Limited Partnership	Virginia
	30. CAC VII Special General LLC	Delaware
	31. CAC VII Special Limited LLC	Delaware
	32. Cornerstone Acquisition Company LLC	Delaware
	33. Cornerstone Merger Sub, LLC	Delaware
	34. Cornerstone NC Operating Limited Partnership	Virginia
	35. CRIT-Dunwoody LLC	Delaware
	36. CRIT-NC Three LLC	Delaware
	37. CRIT-NC Two LLC	Delaware
	38. CRIT-SC LP LLC	Delaware
	39. CRIT General LLC	Delaware
	40. CRIT Special II LLC	Delaware
	41. CRIT Special III LLC	Delaware
	42. CRIT Special IV LLC	Delaware
	43. CRIT Special LLC	Delaware
	44. CRIT-Cape Landing LLC	Delaware
	45. CRIT-Cornerstone Limited Partnership	Virginia
	46. CRIT-Enclave at Poplar Place, LLC	Virginia
	47. CRIT-Glen Eagles, LLC	Virginia
	48. CRIT-Landings, LLC	Virginia
	49. CRIT-Legacy LLC	Delaware
	50. CRIT-Meadows, LLC	Virginia
	51. CRIT-Mill Creek, LLC	Virginia
	52. CRIT-NC Four LLC	Delaware
	53. CRIT-NC V, LLC	Delaware
	54. CRIT-Poplar Place, LLC	Virginia
	55. CRIT-SC GP LLC	Delaware
	56. CRIT-SPE I LLC	Delaware

Jurisdiction of
Name			Formation
		57. CRIT-VA II LLC	Delaware
		58. CRIT-VA III LLC	Delaware
		59. CRIT-VA IV LLC	Delaware
		60. CRIT-VA LLC	Delaware
		61. CRIT-VA V LLC	Delaware
		62. CRIT-VA VI LLC	Delaware
		63. Deposit Waiver LLC	Delaware
		64. Greentree LLC	Georgia
		65. Legacy Park Apartments, LLC	North Carolina
		66. Marsh Cove Apartments LLC	Georgia
		67. Merritt at Godley Station, LLC	Georgia
		68. Merry Land Property Management, LLC	Delaware
		69. ML Apartments I LLC	Delaware
		70. ML Apartments II LLC	Delaware
		71. ML Apartments III LLC	Delaware
		72. ML Apartments IV LLC	Delaware
		73. ML Hammocks at Long Point, L.L.C.	Georgia
		74. ML Huntington, L.L.C.	Georgia
		75. ML James Island Apartments, L.P.	Georgia
		76. ML Whitemarsh LLC	Georgia
		77. ML Windsor Place, L.L.C.	Georgia
		78. Quarterdeck Apartments LLC	Georgia
		79. St. Andrews Place Apartments, LLC	North Carolina
		80. St. Andrews Place II, LLC	North Carolina
		81. Timber Crest Apartments, LLC	North Carolina
		82. Trinity Commons Apartments, LLC	North Carolina
		83. Trinity Commons II, LLC	North Carolina
		84. Waters Edge Apartments LLC	Georgia
		85. CRIT Holdings, L.P.	Virginia
		86. CRIT-NC, LLC	Virginia
		87. APA II, LLC	North Carolina
		88. Master SC Apartments L.P.	Delaware
		89. SAP IV Arbors NF GP L.L.C.	Delaware
		90. SAP IV SR NF GP L.C.C.	Delaware
		91. Arbors at Windsor Lakes Apartments NF L.P.	Delaware
		92. SR Apartments NF L.P.	Delaware
		93. Merritt at Godley Station II, LLC	Georgia
	OO.	Colonial Retail JV LLC	Delaware
		1. Marelda Retail Development LLC	Delaware
		2. Marelda Bel Air Mall LLC	Delaware
		3. Marelda Greenville Mall LLC	Delaware
		4. Marelda Glynn Place Mall LLC	Delaware
		5. Marelda Valdosta Mall LLC	Delaware
		6. Marelda University Village Mall LLC	Delaware
		7. Marelda Myrtle Beach Mall LLC	Delaware
		8. Marelda TRS LLC	Delaware

Jurisdiction of
Name			Formation
	PP.	Colonial Office JV LLC	Delaware
		1. CRTP OP LLC	Delaware
		2. DRA CRT LP Germantown Center LLC	Delaware
		3. DRA CRT GP Germantown Center LLC	Delaware
		4. DRA CRT Germantown Center L.P.	Delaware
		5. CR Decoverly LLC	Maryland
		6. CR Decoverly 15200 LLLP	Maryland
		7. DRA CRT Decoverly 15200 LLC	Delaware
		8. DRA CRT LP Greensboro Land LLC	Delaware
		9. DRA CRT GP Greensboro Land LLC	Delaware
		10. DRA CRT Greensboro Land LLC	Delaware
		11. CRT BFC GP LLC	Florida
		12. CRT BFC Ltd.	Delaware
		13. CRT CTA GP LLC	Delaware
		14. CTA Partners LP	Delaware
		15. CRT Decoverly LLC	Maryland
		16. CR Decoverly 9501 LLLP	Maryland
		17. CRT Post Oak Inc.	Delaware
		18. CRT Post Oak LP	Delaware
		19. Mez DRA CRT LP Post Oak LLC	Delaware
		20. DRA CRT GP Post Oak LLC	Delaware
		21. CRT BMWCX Ltd.	Florida
		22. CRT BM GP LLC	Delaware
		23. CRT Baymeadows Ltd.	Florida
		24. CRT WC GP LLC	Delaware
		25. CRT Westchase LP	Delaware
		26. DRA CRT LP Vanguard Center Land LLC	Delaware
		27. CRA CRT GP Vanguard Center Land LLC	Delaware
		28. CRA CRT Vanguard Center Land LP	Delaware
		29. CRT Las Olas GP LLC	Delaware
		30. CRT Las Olas LP	Delaware
		31. CRT ELO GP LLC	Delaware
		32. ELO Associates II Ltd.	Florida
		33. CRT McGinnis Park LLC	Florida
		34. McGinnis Park Ltd.	Florida
		35. CRT/McGinnis Office LLC	Florida
		36. CRT/McGinnis Office Ltd.	Florida
		37. CRT/McGinnis Undeveloped LLC	Florida
		38. CRT/McGinnis Developed LLC	Florida
		39. Mez DRA CRT LLC	Delaware
		40. DRA CRT Lake Mary Center LLC	Delaware
		41. DRA CRT Perimeter Center LLC	Delaware
		42. DRA CRT Chamblee Center LLC	Delaware
		43. DRA CRT GP Charlotte University Center LLC	Delaware
		44. DRA CRT LP Charlotte University Center LLC	Delaware
		45. DRA CRT Charlotte University Center LP	Delaware

Jurisdiction of
Name		Formation
	46. CRT MK Oak Park LP	Delaware
	47. CRT Signature Place GP LLC	Delaware
	48. CRT Signature Place LP	Delaware
	49. CRT Ravinia MZ LLC	Delaware
	50. CRT Ravinia LLC	Delaware
	51. DRA CRT Baymeadows Center LLC	Delaware
	52. CRA CRT Alabama Land LLC	Delaware
	53. DRA CRT JTB Center LLC	Delaware
	54. DRA CRT Gwinett Land LLC	Delaware
	55. DRA CRT Orlando University Center LLC	Delaware
	56. DRA CRT Greenville Park Land LLC	Delaware
	57. DRA ACP LLC	Delaware
	58. DRA CRT Orlando Central Center LLC	Delaware
	59. DRA CRT Orlando Central Land LLC	Delaware
	60. DRA CRT TRS Corp.	Delaware
	61. CRT Decoverly 9509 LLC	Maryland
	62. CR Decoverly 9509 LLLP	Maryland
	63. C/Dallas I Inc.	Delaware
	64. CRT Dallas I Limited Partnership	Delaware
	65. C/Dallas II Inc.	Delaware
	66. CRT Realty Services Inc.	Florida
	67. CRT Dallas II Limited Partnership	Delaware
	68. ACP Fitness Center LLC	Georgia
	69. TRC Holdings LLC	Georgia
	70. DRA CRT Paragon Place Center LLC	Delaware
	71. DRA CRT St. Petersburg Center LLC	Delaware
	72. DRA CRT Gwinnett Center LLC	Delaware
	73. CRA CRT Landstar LLC	Delaware
	74. Dra CRT Tallahassee Center LLC	Delaware
	75. CRT Vanguard Partners L.P.	Delaware
	76. DRA CRT St. Petersburg Land LLC	Delaware
	77. DRA CRT Kogerama Land LLC	Delaware
	78. CRT WPB Cityplace LLC	Florida
	79. CRT WPB Cityplace Ltd.	Florida